UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 15, 2006


                             GENESIS COMPANIES GROUP, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   Delaware
                              -------------------
                 (State or other jurisdiction of incorporation)



          0-25562                                         72-1175963
- ---------------------------                             -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)

              10088 6th Street, Suite G, Rancho Cucamonga, CA 91730
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: None



Total number of pages in this document:   7
                                        ----


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3. SECURITIES AND TRADING MARKETS.....................................2

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................2

SECTION 6. RESERVED...........................................................4

SECTION 7. REGULATION FD .....................................................4

SECTION 8. OTHER EVENTS ......................................................4

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS..................................5

SIGNATURES....................................................................6



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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.



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                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Madhava Rao Mankal and Daniel Medina acquired 4,500,000 shares of common stock owned by Ernest Simmons which constitutes 97.5% of the issued and outstanding common stock of the company.

                                       2
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Danny Medina has been appointed as President and a director of Genesis Companies Group, Inc. as of March 15, 2006.

Daniel Medina: President

     Mr. Medina  started as a Sales Rep/  Production  Manager in 1973-1985  with
     Rosemary's Draperies. Daniel Medina owned Lavey Craft Boat Co. from 1985-1992. Mr. Medina was also a partner in California Cool Custom Boats from 1992- June 1997. He was the designer and manufacturer of all of their boats. Mr. Medina served as Director of Sales and Marketing and Production Manager for Sonic Jet Performance, Inc. since October 1999 to October 2001 and successfully increased the company revenue by 50%. He has extensive experience in every phase of sales, marketing and manufacturing.

Madhava Rao Mankal has been appointed as Chief Financial Officer and Secretary/Treasurer of Genesis Companies Group, Inc. as of March 15, 2006.

     Madhava Rao Mankal has been appointed as a Director to become effective ten days after mailing of Notice to Shareholders pursuant to Section 14f of the Securities exchange Act of 1934.

Madhava Rao Mankal: Chief Financial Officer

     Mr. Mankal has more than 28 years of experience as an executive. He served as President/CFO of Force Protection, Inc. ( formerly Sonic Jet Performance, Inc.) since May 1999 to December 31, 2003. He was a member of the Board of Directors of Force Protection, Inc until September 30, 2004. He has over 25 years of senior financial management experience which includes the position of controller, chief financial officer and financial advisor. He is a Certified Chartered Accountant from India and Cost Accountant from India, and Certified Management Accountant from USA. He is member of the Institute of Chartered Accountants of India, Institute of Cost and Works Accountants of India and Institute of Management Accountants, USA. He has Bachelor Degree in Commerce from Bangalore University.

     Wm. Ernest Simmons has resigned as President and CFO effective March 15, 2006. He also has tendered his resignation as Director, to be effective upon compliance with Section 14f of the Securities Exchange Act.

     Frances I. Simmons has resigned as Secretary/Treasurer effective March 15, 2006. She also has tendered her resignation as Director, to be effective upon compliance with Section 14f of the Securities Exchange Act.

                                       3
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ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
YEAR.

Not Applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable.

                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Not Applicable

                                       4
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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Pro Forma Financial Statements - Not Applicable
c)       Exhibits - Exhibit 10 - Exchange Agreement and Representations

                                       5
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             GENESIS COMPANIES GROUP, INC.
                    ----------------------------------------
                                  (Registrant)

                             Dated: April 3, 2006

                          /s/Daniel Medina
             ------------------------------------------------------
                             Daniel Medina, President


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